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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)     MAY 14, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On May 14, 2007, the board of directors (the "Board") of The Penn Traffic Company (the "Company") granted phantom stock awards under the Company's 2006 Omnibus Award Plan (the "Plan") to John Burke, Kevin Collins, Ben Evans, Alan Levitan and Robert Kelly, all of whom are independent members of the Board. Each recipient received three separate grants of phantom stock awards, with each recipient receiving grants of 1,242, 1,656 and 1,639 phantom stock awards. In addition, beginning in 2008 non-employee members of the Board will receive an annual grant of phantom stock on the first Monday of the Company's fiscal year. Such annual phantom stock awards will provide for a cash payment on the settlement date equal to the fair market value (as defined in the Plan) on the settlement date of the number of whole shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), which had a fair market value equal to $25,000 on the date of grant.

            The grants of phantom stock awards were and will be made pursuant to an award agreement, the form of which is attached as Exhibit 99.1 and is incorporated by reference hereto.

            Each phantom stock award entitles the recipient to a cash payment on the settlement date of the award equal to the fair market value of an equal number of shares of the Common Stock on the settlement date of the award. Under the Plan, fair market value of the Common Stock on any given date is equal to the average of the high bid and low ask price of the Common Stock on the Pink Sheets LLC as of the most recent trading day preceding such date on which a sale of the Common Stock occurred.

            The settlement  date of each phantom stock award is the earlier of
(i) the first business day after the recipient steps down from the Board, (ii) the recipient's death or disability or (iii) a "Change in Control" (as such term is defined in the Plan).


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (d)  Exhibits.

            EXHIBIT    DESCRIPTION
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              99.1     Form of Award Agreement

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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             THE PENN TRAFFIC COMPANY



                                             By:  /s/ Daniel J. Mahoney
                                                  -----------------------------
                                                  Name:   Daniel J. Mahoney
                                                  Title:  VP, General Counsel

Dated:  May 18, 2007

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                                 EXHIBIT INDEX



       EXHIBIT      DESCRIPTION
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         99.1       Form of Award Agreement